UNITED STATES

SECURITIES AND

EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central and Eastern Europe Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2021

Semiannual Report

to Shareholders

The Central and Eastern Europe Fund, Inc.

Ticker Symbol: CEE

Contents

4	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
28	Additional Information
30	Privacy Statement

The Central and Eastern Europe Fund, Inc. (“the Fund”) seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central and Eastern Europe and invests more than 25% of its total assets in the energy sector.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The Central and Eastern Europe Fund, Inc.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. This Fund is non-diversified and can take larger positions in fewer issuers, increasing its potential risk.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central and Eastern Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The Central and Eastern Europe Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For its most recent semiannual period ended April 30, 2021, the Central and Eastern Europe Fund, Inc. (“the Fund”) posted a total return in U.S. dollars (“USD”) of 34.93% based on net asset value (“NAV”) and 37.86% based on market price. The Fund’s benchmark, the MSCI Emerging Markets Eastern Europe Index, returned 40.21% during the same period.1,2 The Fund’s discount to net asset value averaged 14.68% for the period in review, compared with 13.80% for the same period a year earlier.

Eastern European equity markets — similar to global markets — have experienced a remarkable rally since the beginning of November, underpinned by the successful development and rollout of COVID-19 vaccinations. This development brought hope for the beginning of the pandemic’s end and led to a strong recovery for oil prices. Meanwhile, there were also reasons for optimism in the reviving economic cycle, favorable corporate earnings and continuing central bank support. In addition, the most recent U.S. stimulus package was welcomed by equity investors. Thus, markets are pricing in “blue sky” scenarios for a smooth economic recovery. However, there is a great deal of uncertainty among economists regarding the sustainability of the current growth momentum. There is also the risk that the investment and consumption stimulus could further push up already rising inflation expectations and real yields, which potentially could bring some correction within equity markets.

In an excellent period for Eastern European stocks in absolute terms, the Fund’s relative performance lagged the benchmark. This was driven mainly by our positioning in some quality defensive stocks/sectors, which underperformed and suffered from large investors’ rotations into value/cyclical stocks. Sector wise, our positioning in consumer staples and materials led to the relative underperformance. The Fund’s underweight in the communication services sector was positive. During the reporting period, we increased exposure to the financial sector, which benefited from anticipated increases in interest rates and lower provisioning going forward. However, within the mining and energy segments some ESG (i.e., environmental, social and corporate governance) issues, especially when it comes to climate transition risk, led us in some cases to maintain the underweight or to exit some positions. ESG characteristics have

4	|	The Central and Eastern Europe Fund, Inc.

become an even more important part of our investment process, and we believe they provide us with the opportunity to create additional value in assessing potential investments.

In terms of country positioning, in Russia an overweight in gold stocks detracted from performance as gold prices, with their strong inverse correlation with Treasury yields (which rose sharply), lost momentum. Overall, the outperformance of base metals/oil prices over precious metals continues to reflect investor preference for assets that can benefit from a cyclical recovery. Additionally, the Fund suffered from its positioning in Russian retailers as investors worried over slowing top-line growth due to the reopening of the economy and consumers shifting spending back to pre-pandemic activities such as out-of-home consumption and some discretionary items. We still consider the Fund’s exposures to Russian gold and retail stocks to be attractive.

The Fund’s non-benchmark positions in Turkey also detracted from performance. The unexpected replacement of the governor of the country’s central bank, worries over the sustainability of its fight against inflation going forward, and a sell-off in the Turkish lira all weighed on returns.

Market Outlook

The Fund ended the reporting period with an underweight position in Russia. In terms of geopolitical risk, Russian equities could potentially be affected by new sanctions from the U.S. Administration. At the same time, political instability in the area around Russia remains — with political instability in Belarus in particular remaining unresolved, and rising tensions with Ukraine. Valuations in Russia are low in global terms but in line

Country Breakdown (As a % of Net Assets)	4/30/21	10/31/20
Russia	70%	66%
Poland	11%	16%
Hungary	8%	6%
Turkey	6%	4%
Moldova	2%	2%
Czech Republic	2%	2%
Austria	—	1%
Other	1%	0%
Cash*	0%	3%
	100%	100%

*	Includes Cash Equivalents and Other Assets and Liabilities, Net.

The Central and Eastern Europe Fund, Inc.	|	5

historically. Sector-wise, the Fund is underweight in the information technology and energy sectors. Internet stocks were the top performers in the Fund’s investment universe last year, and we look for better entry opportunities into technology names, which we find fairly priced for now. We favor selected retail stocks due to attractive valuations. There are no signs of trading down and consumer confidence is improving. In Poland, we are maintaining our underweight positioning. At a sector level, for the banks, valuations have now largely priced in cyclical normalization, and issues related to households’ mortgage currency loans are still unresolved. Within energy, potential sector consolidation remains a question mark. In Hungary, the Fund is overweight in non-financial stocks. In Turkey, we are maintaining the Fund’s non-benchmark positions, as valuations there are inexpensive. However, if U.S. bond yields keep rising and Turkey’s incoming central bank governor cuts interest rates much more than previously expected, the environment for Turkish equities could become more difficult and might limit our exposure.

Sincerely,

Christian Strenger	Sylwia Szczepek	Hepsen Uzcan
Chairman	Portfolio Manager	Interested Director, President and Chief Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

Sector Diversification (As a % of Equity Securities)	4/30/21	10/31/20
Energy	31%	32%
Financials	26%	22%
Materials	17%	18%
Communication Services	11%	14%
Consumer Staples	11%	9%
Health Care	3%	2%
Consumer Discretionary	1%	2%
Utilities	0%	1%
	100%	100%

6	|	The Central and Eastern Europe Fund, Inc.

Ten Largest Equity Holdings at April 30, 2021 (56.0% of Net Assets)		Country	Percent
1.	Sberbank of Russia PJSC	Russia	14.3%
2.	Lukoil PJSC	Russia	10.8%
3.	Gazprom PJSC	Russia	7.2%
4.	MMC Norilsk Nickel PJSC	Russia	3.7%
5.	Polymetal International PLC	Russia	3.7%
6.	Rosneft Oil Co PJSC	Russia	3.7%
7.	Tatneft PAO	Russia	3.4%
8.	Mobile Telesystems PJSC	Russia	3.3%
9.	Yandex NV	Russia	3.0%
10.	X5 Retail Group NV	Russia	2.9%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

[1]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity Index that is designed to capture large- and mid-cap representation across four emerging market countries in Eastern Europe (Czech Republic, Hungary, Poland and Russia). MSCI Inc. (formerly Morgan Stanley Capital International) is a provider of equity and fixed income market indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Eastern Europe Index.

[2]

Emerging markets and countries of various sizes (in Europe as well as around the world) are defined as “emerging” (as opposed to “developed”) because they have embarked on economic development and political and economic reform programs, and have begun to open up their markets and “emerge” onto the global scene. Emerging Europe makes up the European portion of the emerging markets.

The Central and Eastern Europe Fund, Inc.	|	7

Performance Summary	April 30, 2021 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/21

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	34.93%	28.90%	8.67%	(1.60)%
Market Price(a)	37.86%	32.51%	8.31%	(2.26)%
MSCI Emerging Markets Eastern Europe Index(b)	40.21%	30.58%	9.88%	(1.12)%
Blended Index(c)	40.21%	30.58%	9.18%	(1.68)%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2021 was 1.19%.

[b]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity index that is designed to capture large and mid cap representation across four emerging markets countries in Eastern Europe (Czech Republic, Hungary, Poland and Russia).

[c]

Blended Index represents: MSCI Emerging Markets Europe Index from May 1, 2011 through February 29, 2016; MSCI Emerging Markets Europe ex Greece Index from March 1, 2016 through July 31, 2017; and MSCI Emerging Markets Eastern Europe Index since August 1, 2017.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡	Total returns shown for periods less than one year are not annualized.

8	|	The Central and Eastern Europe Fund, Inc.

Net Asset Value and Market Price

	As of 4/30/21	As of 10/31/20
Net Asset Value	$28.62	$22.01
Market Price	$24.33	$18.33

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 4/30/21:
Income Distribution	$0.92

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The Central and Eastern Europe Fund, Inc.	|	9

Schedule of Investments	as of April 30, 2021 (Unaudited)

	Shares	Value ($)
Russia 69.6%
Common Stocks

Banks 15.1%

Sberbank of Russia PJSC	2,400,000	9,517,363

Sberbank of Russia PJSC (ADR)	1,074,191	16,907,766

TCS Group Holding PLC (GDR) (Registered)	25,000	1,445,000

		27,870,129

Food & Staples Retailing 5.3%

Magnit PJSC (GDR) (Registered)	319,550	4,500,862

X5 Retail Group NV (GDR) (Registered)	174,884	5,368,939

		9,869,801

Interactive Media & Services 3.0%
Yandex NV “A”*	83,000	5,470,530

Metals & Mining 15.0%

Alrosa PJSC	1,670,000	2,417,706

Magnitogorsk Iron & Steel Works PJSC (GDR) (Registered)	100,000	1,130,000

MMC Norilsk Nickel PJSC (ADR)	205,000	6,956,225

Novolipetsk Steel PJSC (GDR) (Registered)	70,000	2,459,800

Polymetal International PLC	330,000	6,831,234

Polyus PJSC (GDR) (Registered)	42,817	3,966,995

Severstal PJSC (GDR) (Registered)	170,000	4,001,800

		27,763,760

Oil, Gas & Consumable Fuels 27.9%

Gazprom PJSC (ADR)†	2,174,282	13,260,584

Lukoil PJSC (ADR)	259,500	19,978,905

Novatek PJSC (GDR) (Registered)	28,440	5,120,622

Rosneft Oil Co PJSC (GDR) (Registered)	982,997	6,796,441

Tatneft PAO (ADR)†	160,548	6,463,663

		51,620,215

Wireless Telecommunication Services 3.3%
Mobile Telesystems PJSC (ADR)	710,000	6,038,550
Total Russia (Cost $80,443,818)		128,632,986

Poland 11.1%
Common Stocks

Banks 3.4%

Bank Polska Kasa Opieki SA*	110,000	2,323,919

The accompanying notes are an integral part of the financial statements.

10	|	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)

Powszechna Kasa Oszczednosci Bank Polski SA*	416,090	3,873,593

		6,197,512

Diversified Telecommunication Services 1.0%
Orange Polska SA*	1,050,000	1,888,758

Entertainment 0.6%
CD Projekt SA*†	25,500	1,171,953

Food & Staples Retailing 0.7%
Eurocash SA*	320,000	1,237,397

Insurance 1.5%
Powszechny Zaklad Ubezpieczen SA*	320,000	2,759,436

Internet & Direct Marketing Retail 1.2%
Allegro.eu SA 144A*	150,000	2,301,906

Media 0.8%
Cyfrowy Polsat SA	185,000	1,441,482

Metals & Mining 1.9%
KGHM Polska Miedz SA*	70,131	3,602,252
Total Poland (Cost $18,739,201)		20,600,696

Hungary 7.8%
Common Stocks

Banks 2.5%
OTP Bank Nyrt*	101,478	4,567,324

Diversified Telecommunication Services 0.5%
Magyar Telekom Telecommunications PLC (ADR)	740,433	1,026,730

Oil, Gas & Consumable Fuels 1.9%
MOL Hungarian Oil & Gas PLC*	515,985	3,568,862

Pharmaceuticals 2.9%
Richter Gedeon Nyrt	185,071	5,299,580
Total Hungary (Cost $12,436,136)		14,462,496

Turkey 5.8%
Common Stocks

Banks 1.2%
Akbank T.A.S.	3,700,000	2,177,258

Beverages 0.5%
Anadolu Efes Biracilik ve Malt Sanayii AS	337,167	948,117

Diversified Telecommunication Services 1.2%
Turk Telekomunikasyon AS	3,000,000	2,304,353

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	11

	Shares	Value ($)

Food & Staples Retailing 1.5%
Sok Marketler Ticaret AS*	1,861,004	2,715,320

Food Products 0.9%
Ulker Biskuvi Sanayi AS*	601,791	1,596,455

Wireless Telecommunication Services 0.5%
Turkcell Iletisim Hizmetleri AS	500,000	894,731
Total Turkey (Cost $12,690,814)		10,636,234

Moldova 2.1%
Common Stocks

Beverages 2.1%
Purcari Wineries PLC (Registered)* (Cost $2,547,425)	555,000	3,806,473

Czech Republic 1.9%
Common Stocks

Banks 1.7%
Moneta Money Bank AS 144A*	853,432	3,175,856

Electric Utilities 0.2%
CEZ AS	15,000	418,294
Total Czech Republic (Cost $3,386,246)		3,594,150

Securities Lending Collateral 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (Cost $3,477,349) (a) (b)	3,477,349	3,477,349

Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.02% (Cost $2,973,202) (b)	2,973,202	2,973,202

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $136,694,191)	101.8	188,183,586
Other Assets and Liabilities, Net	(1.8)	(3,253,001)

Net Assets	100.0	184,930,585

The accompanying notes are an integral part of the financial statements.

12	|	The Central and Eastern Europe Fund, Inc.

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2021 are as follows:

Value ($) at 10/31/2020	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2021	Value ($) at 4/30/2021
Securities Lending Collateral 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (a) (b)
2,351	3,474,998	(c)	—	—	—	5,400	—	3,477,349	3,477,349
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.02% (b)
3,745,774	33,845,392		34,617,964	—	—	2,007	—	2,973,202	2,973,202
3,748,125	37,320,390		34,617,964	—	—	7,407	—	6,450,551	6,450,551

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2021 amounted to $3,313,765, which is 1.8% of net assets.

(a)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2021.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR : American Depositary Receipt

GDR : Global Depositary Receipt

PJSC : Public Joint Stock Company

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub- group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)
Russia	$128,632,986	$—	$—	$128,632,986
Poland	20,600,696	—	—	20,600,696
Hungary	14,462,496	—	—	14,462,496
Turkey	10,636,234	—	—	10,636,234
Moldova	3,806,473	—	—	3,806,473
Czech Republic	3,594,150	—	—	3,594,150
Short-Term Instruments (d)	6,450,551	—	—	6,450,551
Total	$188,183,586	$—	$—	$188,183,586

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	The Central and Eastern Europe Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $130,243,640) — including $3,313,765 of securities loaned	$181,733,035
Investment in DWS Central Cash Management Government Fund (cost $2,973,202)	2,973,202
Investment in DWS Government & Agency Securities Portfolio (cost $3,477,349)*	3,477,349
Foreign currency, at value (cost $479,383)	481,835
Receivable for investments sold	800
Dividends receivable	20,078
Foreign taxes recoverable	71,605
Interest receivable	472
Other assets	30,193
Total assets	188,788,569

Liabilities
Payable upon return of securities loaned	3,477,349
Investment advisory fee payable	103,140
Payable for Fund shares repurchased	93,121
Administration fee payable	30,271
Payable for Directors’ fees and expenses	21,435
Accrued expenses and other liabilities	132,668
Total liabilities	3,857,984
Net assets	$184,930,585

Net Assets Consist of
Distributable earnings (loss)	(1,199,546)
Paid-in capital	186,130,131
Net assets	$184,930,585

Net Asset Value

Net assets value per share ($184,930,585 ÷ 6,461,200 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$28.62

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	15

Statement of Operations

for the six months ended April 30, 2021 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $147,675)	$796,037
Income distributions — DWS Central Cash Management Government Fund	2,007
Securities lending income, net of borrower rebates	5,400
Total investment income	803,444
Expenses:

Investment advisory fee	618,667
Administration fee	181,423
Custody and accounting fee	66,498
Services to shareholders	5,062
Reports to shareholders and shareholder meeting expenses	22,281
Directors’ fees and expenses	53,006
Legal fees	64,421
Audit and tax fees	33,241
NYSE listing fee	11,771
Insurance	15,703
Miscellaneous	15,310
Net expenses	1,087,383
Net investment loss	(283,939)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	838,212
Foreign currency	16,322
Net realized gain (loss)	854,534
Change in net unrealized appreciation (depreciation) on:

Investments	48,433,641
Foreign currency	20,784
Change in net unrealized appreciation (depreciation)	48,454,425
Net gain (loss)	49,308,959
Net increase (decrease) in net assets resulting from operations	$49,025,020

The accompanying notes are an integral part of the financial statements.

16	|	The Central and Eastern Europe Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Operations:

Net investment income (loss)	$(283,939)	$6,646,637
Net realized gain (loss)	854,534	(8,471,948)
Change in net unrealized appreciation (depreciation)	48,454,425	(53,016,280)
Net increase (decrease) in net assets resulting from operations	49,025,020	(54,841,591)
Distributions to shareholders	(6,009,867)	(9,785,926)
Fund share transactions:

Net proceeds from reinvestment of distributions	864,055	1,751,018
Shares repurchased	(3,762,084)	(4,404,248)
Net increase (decrease) in net assets from Fund share transactions	(2,898,029)	(2,653,230)
Total increase (decrease) in net assets	40,117,124	(67,280,747)
Net assets at beginning of period	144,813,461	212,094,208

Net assets at end of period	$184,930,585	$144,813,461

Other Information
Shares outstanding at beginning of period	6,580,533	6,711,359
Shares issued from reinvestment of distributions	36,305	63,136
Shares repurchased	(155,638)	(193,962)

Shares outstanding at end of period	6,461,200	6,580,533

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	17

Financial Highlights

	Six Months Ended 4/30/21	Years Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$22.01	$31.60	$26.98	$27.58	$22.08	$21.37
Income (loss) from investment operations:

Net investment income (loss)[a]	(.04)	1.00 [c]	1.32	1.01 [d]	.53 [e]	.42
Net realized and unrealized gain (loss) on investments and foreign currency	7.49	(9.21)	4.24	(1.24)	5.08	.65
Total from investment operations	7.45	(8.21)	5.56	(.23)	5.61	1.07
Less distributions from:

Net investment income	(.92)	(1.46)	(1.01)	(.56)	(.32)	(.49)
Dilution in net asset value from dividend reinvestment	(.02)	(.03)	(.03)	(.01)	(.02)	(.02)
Increase resulting from share repurchases	0.10	.11	.10	.20	.23	.15
Net asset value, end of period	$28.62	$22.01	$31.60	$26.98	$27.58	$22.08
Market value, end of period	$24.33	$18.33	$27.34	$22.96	$24.52	$19.01

Total Investment Return for the Period[b]
Based upon market value (%)	37.86 **	(29.42)	23.97	(4.49)	30.92	3.15
Based upon net asset value (%)	34.93 **	(26.61)	21.90	(.18)	26.78	6.47

The accompanying notes are an integral part of the financial statements.

18	|	The Central and Eastern Europe Fund, Inc.

Financial Highlights (continued)

	Six Months Ended 4/30/21		Years Ended October 31,
	(Unaudited)		2020		2019	2018		2017		2016

Ratios to Average Net Assets
Total expenses (%)	1.19	*	1.24		1.29	1.30		1.37		1.34
Net investment income (loss) (%)	(.15	)**	3.71	[c]	4.59	3.62	[d]	2.15	[e]	2.06
Portfolio turnover (%)	19	**	43		32	119		126		77
Net assets at end of period ($ thousands)	184,931		144,813		212,094	184,630		199,406		171,265

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share includes $258,629 of non-recurring foreign dividend reclaims and $5,373 of non-recurring related interest amounting to $0.04 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 3.57%.

[d]

Net investment income per share includes $981,033 of non-recurring foreign dividend reclaims and $348,133 of non-recurring related interest amounting to $0.19 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 2.94%.

[e]

Net investment income per share includes $332,075 of non-recurring foreign dividend reclaims amounting to $0.05 per share. Excluding these non-recurring reclaims, the net investment income ratio would have been 1.97%.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The Central and Eastern Europe Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the

20	|	The Central and Eastern Europe Fund, Inc.

holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of April 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either

The Central and Eastern Europe Fund, Inc.	|	21

in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2021, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

22	|	The Central and Eastern Europe Fund, Inc.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $52,888,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($9,960,000) and long-term losses ($42,928,000).

At April 30, 2021, the aggregate cost of investments for federal income tax purposes was $136,801,070. The net unrealized appreciation for all investments based on tax cost was $51,382,516. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $58,785,211 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $7,402,695.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with

The Central and Eastern Europe Fund, Inc.	|	23

DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2021, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.68% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended April 30, 2021, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $4,464, of which $717 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $5,206, of which $4,208 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s

24	|	The Central and Eastern Europe Fund, Inc.

Rule 17e-1 procedures. For the six months ended April 30, 2021, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2021 were $32,618,184 and $40,375,506, respectively.

E. Investing in Emerging Markets in Central and Eastern Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls or delayed settlements and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio.

The Central and Eastern Europe Fund, Inc.	|	25

F. Capital

During the six months ended April 30, 2021 and the year ended October 31, 2020, the Fund purchased 155,638 and 193,962 of its shares of common stock on the open market at a total cost of $3,762,084 and $4,404,248 ($24.17 and $22.71 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 14.44% and 14.73%, respectively.

During the six months ended April 30, 2021 and the year ended October 31, 2020, the Fund issued for dividend reinvestment 36,305 and 63,136 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 15.18% and 11.54%, respectively.

G. Share Repurchases

On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 677,000 shares during the period from August 1, 2019 and July 31, 2020. The Fund repurchased 171,000 shares between August 1, 2019 and July 31, 2020. On July 24, 2020, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 667,000 shares during the period from August 1, 2020 and July 31, 2021. The Fund repurchased 228,400 shares between August 1, 2020 and April 30, 2021.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2021, there were four shareholders that held approximately 25%, 19%, 11% and 5% respectively, of the outstanding shares of the Fund.

26	|	The Central and Eastern Europe Fund, Inc.

I. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

The Central and Eastern Europe Fund, Inc.	|	27

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) GERMANY ((800) 437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) GERMANY ((800) 437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.

28	|	The Central and Eastern Europe Fund, Inc.

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

Tel.: 1-800-GERMANY (1-800-437-6269) (in the U.S.)

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

The Central and Eastern Europe Fund, Inc.	|	29

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

30	|	The Central and Eastern Europe Fund, Inc.

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2020

The Central and Eastern Europe Fund, Inc.	|	31

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) (in the U.S.) for shareholder reports.

CEE-3

(R-027581-10 6/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	22,708	$ 21.60	22,708	571,530
December 1 through December 31	18,830	$ 24.50	18,830	552,700
January 1 through January 31	18,000	$ 24.65	18,000	534,700
February 1 through February 28	13,900	$ 24.82	13,900	520,800
March 1 through March 31	42,700	$ 24.72	42,700	478,100
April 1 through April 30	39,500	$ 24.46	39,500	438,600

Total	155,638	$ 24.17	155,638

On July 24, 2020 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase up to 667,000 shares during the period August 1, 2020- July 31, 2021. The Fund repurchased 228,400 shares between August 1, 2020 and April 30, 2021.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central and Eastern Europe Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2021